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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 20, 2002



                         Commission File Number 1-5097



                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)



            Wisconsin                                 39-0380010
    (State of Incorporation)             (I.R.S. Employer Identification No.)



5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin                                        53201
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (414) 524-1200


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ITEM 5    OTHER EVENTS
Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated November 20, 2002 reporting that the registrant's Board of Directors increased the quarterly cash dividend to $.36 per common share.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99   Press release issued by the registrant on November 20, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHNSON CONTROLS, INC.


                                        BY: /s/ Stephen A. Roell
                                            --------------------
                                            Stephen A. Roell
                                            Senior Vice President and
                                            Chief Financial Officer


Date: November 21, 2002


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